UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2016

Summit Materials, Inc.

Summit Materials, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-36873	47-1984212
Delaware	333-187556	26-4138486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1550 Wynkoop Street, 3rd Floor

Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 893-0012

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Boxley Materials Company Acquisition

On February 23, 2016, Summit Materials, Inc. (“Summit Inc.”) issued a press release announcing that it has agreed to acquire Boxley Materials Company, an aggregates-based vertically integrated company in Roanoke, Virginia. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Private Offering of Senior Notes

On February 23, 2016, Summit Inc. issued a press release announcing that its indirect subsidiaries Summit Materials, LLC and Summit Materials Finance Corp. (collectively, the “Issuers”) intend to offer $250.0 million aggregate principal amount of their senior notes due 2022 in a private offering. The full text of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the private offering of senior notes, the Issuers are disclosing certain information to prospective investors in a preliminary offering memorandum dated February 23, 2016 (the “Preliminary Offering Memorandum”). Pursuant to Regulation FD, the Company is furnishing as Exhibit 99.3 to this Current Report on Form 8-K the sections captioned “Offering Memorandum Summary—Recent Developments” and “Risk Factors—Financial Risks—The estimated results of AMC and Boxley for fiscal 2015 includes financial information prepared by other entities, which our management cannot independently verify, and includes a number of risks and inherent uncertainties that could cause our actual results to differ materially from those set forth in the estimates” from the Preliminary Offering Memorandum.

The information included in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities. The information in this Current Report on Form 8-K, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report on Form 8-K, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically incorporated by reference into any such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this Current Report on Form 8-K (including the exhibits hereto) contains forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties. A discussion of factors that may affect future results is contained in the registrants’ filings with the Securities and Exchange Commission. The registrants disclaim any obligation to update forward-looking statements, except as may be required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of Summit Materials, Inc. dated February 23, 2016.

99.2	Press Release of Summit Materials, Inc. dated February 23, 2016.

99.3	Information contained under the sections captioned “Offering Memorandum Summary—Recent Developments” and “Risk Factors—Financial Risks—The estimated results of AMC and Boxley for fiscal 2015 includes financial information prepared by other entities, which our management cannot independently verify, and includes a number of risks and inherent uncertainties that could cause our actual results to differ materially from those set forth in the estimates” from preliminary offering memorandum dated February 23, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2016	SUMMIT MATERIALS, INC.
SUMMIT MATERIALS, LLC

	By:	/s/ Anne Lee Benedict
	Name:	Anne Lee Benedict
	Title:	Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of Summit Materials, Inc. dated February 23, 2016.

99.2	Press Release of Summit Materials, Inc. dated February 23, 2016.

99.3	Information contained under the sections captioned “Offering Memorandum Summary—Recent Developments” and “Risk Factors—Financial Risks—The estimated results of AMC and Boxley for fiscal 2015 includes financial information prepared by other entities, which our management cannot independently verify, and includes a number of risks and inherent uncertainties that could cause our actual results to differ materially from those set forth in the estimates” from preliminary offering memorandum dated February 23, 2016.